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                                                                    EXHIBIT 23.2


                         Consent of Independent Auditors

We consent to the incorporation by reference in Amendment No. 1 to the Registration Statement (Form S-8 No. 333-53159) of ViewCast.com, Inc. and in the related Prospectus of our report dated February 18, 2000, with respect to the consolidated financial statements of ViewCast.com, Inc. included in its Annual Report (Form 10-KSB as amended) for the year ended December 31, 1999.



                                        Ernst & Young, LLP

Dallas, Texas
October 11, 2000